Exhibit 10.7

                       LOCK-UP AND REGISTRATION AGREEMENT

         AGREEMENT, by and between RESOLVE STAFFING, INC., a Nevada corporation (the "Company"), and the undersigned holders of shares of the Company (the "Holders").

                              W I T N E S S E T H :

         WHEREAS, the Company previously issued to the Holders certain Shares of Resolve Staffing, Inc., ("Purchased Shares") which are in a SB-2 registration under the Securities Act of 1933 (the "Registration Statement");

         WHEREAS, the Company is willing to continue to include the Purchased Shares in the Registration Statement if the Holders "lock-up" the Purchased Shares for the period described herein;

         WHEREAS, the Holders are willing to "lock-up" the Purchased Shares in exchange for the registration of said shares as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein, the parties hereto agree as follows:

         1. Lock-Up of Shares. The Holders agree that they will not, without the prior written consent of the Company, offer to sell, sell, pledge or transfer of any of the 300,000 Purchased Shares of common stock prior to 60 days from the time the Company's shares first are listed on an exchange or trade on an electronic quotation medium that provides real-time trade reporting or 180 days from the time the Registration Statement is declared effective by the Securities and Exchange Commission, whichever is later (the "Lock-Up Period"). The Holders further agree that, subsequent to the termination of the Lock-Up Period, they will not sell more than 10,000 Purchased Shares per month.

         2. Registration. The Company agrees to include the Purchased Shares in a Registration Statement and to use its reasonable efforts to have the Registration Statement declared effective by the Securities and Exchange Commission.

         3. Legend. The Holders agree to return certificates representing the Purchased Shares to the Company in order to facilitate the endorsing of a legend on such certificate notifying prospective purchasers of the existence of this Agreement.

         4. Miscellaneous. (a) This Agreement may not be changed or terminated except by written agreement among the parties hereto.

                  (b) This Agreement shall be binding on the parties hereto and on their personal representatives and permitted assigns.


                  (c) This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings between the parties with respect thereto.

                  (d) This Agreement shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.

                  (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida. The federal and state courts sitting in the Hillsborough County, Florida shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

                  (f) Each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

                  (h) The Company may waive, in writing, the lock-up requirements of paragraph 1 with respect to part or all of the Purchased Shares on any one or more occasions. Any such waiver shall be binding upon the Company but shall not be construed as a waiver of any other lock-up requirements or other provisions of this Agreement unless expressly provided for in writing.

                  (i) If one or more of the provisions contained herein for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and date set forth below.

Dated:   11/22/02                       RESOLVE STAFFING, INC.
      ---------------

                                        Signature:   /s/ Cristino L. Perez
                                                  -----------------------------
                                        By: Cristino L. Perez
                                        Title: CFO

HOLDERS:

Name: R. Gale & Jerry G. Porter
Address: 2603  Merida Lane              No. of Lock-Up Shares:     300,000
Tampa, Florida 33618                                            -----------


                                        Signature:   /s/ R. Gale Porter
                                                  -----------------------------
                                                   R. Gale Porter